EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EnterConnect Inc. (the "Company") on Form 10QSB for the period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sam Jankovich, Chief Executive Officer, and I, Dean Galland, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

ENTERCONNECT INC.

Date: February 1, 2008	By:	/s/ Sam Jankovich
Sam Jankovich
Chief Executive Officer

ENTERCONNECT INC.

Date: February 1, 2008	By:	/s/ Dean Galland
Dean Galland
Chief Financial Officer